                                                                     Exhibit 7.2




                         AUTOMATIC REINSURANCE AGREEMENT

                                    Between

                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                               Richmond, Virginia

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.
                               New York, New York

                         AUTOMATIC REINSURANCE AGREEMENT

                                    Contents

ARTICLE I           Scope of Agreement

ARTICLE II          Commencement & Termination of Liability

ARTICLE III         Oversights - Clerical Errors

ARTICLE IV          Mortality Net Amount At Risk

ARTICLE V           Reinsurance Premiums

ARTICLE VI          Reinsurance Administration

ARTICLE VII         Settlement of Claims

ARTICLE VIII        Tax Credits

ARTICLE IX          Regulatory Compliance

ARTICLE X           Inspection of Records

ARTICLE XI          Insolvency

ARTICLE XII         Arbitration

ARTICLE XIII        Rights of Offsetting Balances Due

ARTICLE XIV         Contract and Program Changes

ARTICLE XV          Federal Taxes

ARTICLE XVI         Parties to Agreement

ARTICLE XVII        Entire Agreement

ARTICLE XVIII       Duration of Agreement

   Signature Page

   EXHIBIT A    -   Variable Annuities Covered Under This Agreement

   EXHIBIT B    -   Investment Funds

   EXHIBIT C        Loss Carryforward Formula

                                                                Swiss Re America

                         AUTOMATIC REINSURANCE AGREEMENT

THIS AGREEMENT between THE LIFE INSURANCE COMPANY OF VIRGINIA, a corporation organized under the laws of the State of Virginia, hereinafter referred to as the "Company", and SWISS RE LIFE & HEALTH AMERICA INC., a corporation organized under the laws of the State of New York, hereinafter referred to as "Swiss Re Life & Health", WITNESSETH AS FOLLOWS:

                                    ARTICLE I

                               Scope of Agreement

     1. On and after the 1st day of August, 1997, the Company will automatically reinsure with Swiss Re Life & Health, and Swiss Re Life & Health will automatically accept, a 50% quota share of the mortality net amount at risk, as defined in Article IV, generated prior to annuitization or complete surrender by the contract owner, by the Guaranteed Minimum Death Benefit provisions within the variable annuity contracts issued by the Company as set forth in Exhibit A.

     2. Swiss Re Life & Health's maximum aggregate liability in any one calendar year shall not exceed 2% (200 basis points) of Swiss Re Life & Health's quota share percentage of the average aggregate account value over each respective calendar year of coverage. This average shall be calculated by totaling the aggregate account value as of the end of each calendar month and dividing the result by the number of months.

     3. Swiss Re Life & Health's maximum liability on any one life reinsured hereunder shall be Two Million Dollars ($2,000,000) multiplied by the quota share percentage reinsured by Swiss Re Life & Health, as specified in Article IV of this Agreement.

     4. This Agreement covers only the Company's liability for claims paid under variable annuity contracts written on the contract forms specified in Exhibit A and supported by funds which were reviewed by Swiss Re Life & Health prior to their issuance.

                                                                Swiss Re America

                                   ARTICLE II

                     Commencement & Termination of Liability

     1. On reinsurance ceded under the terms of this Agreement, the liability of Swiss Re Life & Health shall commence simultaneously with that of the Company, and will terminate upon the earliest of annuitization, surrender or termination in accordance with Article XVIII.

     2. Swiss Re Life & Health shall be liable to reimburse claims on only those deaths where the date of death is on or after August 1, 1997, in accordance with
Article VII.

                                  ARTICLE III

                          Oversights - Clerical Errors

     1. Should either the Company or Swiss Re Life & Health fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the Company or Swiss Re Life & Health, then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the position they would have occupied had no such oversight, misunderstanding, or clerical error occurred. Such conditions are to be reported and corrected promptly after discovery.

                                   ARTICLE IV

                          Mortality Net Amount At Risk

     1. The mortality net amount at risk for each variable annuity contract reinsured hereunder shall be calculated as of the last day of each calendar month and shall be equal to the contractual option GMDB less the account value of the annuity, up to a maximum of Two Million Dollars ($2,000,000) per life multiplied by the quota share percentage reinsured by Swiss Re Life & Health. The death benefit and the contract value shall be as described in the variable annuity contract forms specified in Exhibit A.

                                   ARTICLE V

                              Reinsurance Premiums

     1. Reinsurance premiums shall be calculated on a monthly basis. The premium rates for each issue age bracket shall be averaged, weighted by the relative account value of each issue age bracket. This weighted average premium rate shall be applied to the average aggregate account value over the reporting period. At least annually, there will be a "true-up" to account for the difference between issue age distribution at "true-up" date and assumed issue age distribution.

The current monthly premium rates shall be equal to the following basis points for the following issue ages:

Issue Ages           Current Reinsurance Premium
----------           ---------------------------
Standard Benefit
       0-49                     .1667
       50-59                    .3333
       60-64                    .5833
       65-69                    .7083
       70-80                   1.1667
       81-85                   2.0833

Enhanced Benefit 1
       0-49                     .3333
       50-59                    .6667
       60-64                   1.0833
       65-69                   1.5000
       70+                     2.2500

Enhanced Benefit 2
       0-49                     .5000
       50-59                   1.2500
       60-64                   2.0833
       65-69                   2.7500
       70+                     3.2500

Enhanced Benefit 3
       0-49                     .6250
       50-59                   1.5833
       60-64                   2.7500
       65-69                   3.8333
       70+                     5.3333

     2. The current monthly reinsurance premium rate shall be in effect for a minimum of 20 years from the effective date of this reinsurance Agreement. Thereafter, it may be increased based on future expectations, but not beyond the guaranteed maximum monthly premium rate equal to the following basis points for the following issue ages:

Issue Ages           Guaranteed Maximum Reinsurance Premium
----------           --------------------------------------
Standard Benefit
       0-49                     .4167
       50-59                    .8333
       60-64                   1.3333
       65-69                   1.7500
       70-80                   2.5000
       81-85                   4.1667

Enhanced Benefit 1
       0-49                     .8333
       50-59                   1.1667
       60-64                   2.3333
       65-69                   3.3333
       70+                     4.5833

Enhanced Benefit 2
       0-49                    1.2500
       50-59                   2.6667
       60-64                   4.1667
       65-69                   5.4167
       70+                     6.2500

Enhanced Benefit 3
       0-49                    1.5000
       50-59                   3.5000
       60-64                   5.4167
       65-69                   7.5000
       70+                    10.0000

     3. The total reinsurance premium shall be reduced by the ratio of the sum of the mortality net amount at risk in excess of $2 million multiplied by Swiss Re Life & Health's quota share percentage on any lives reinsured hereunder to Swiss Re Life & Health's share of the total mortality net amount at risk on all variable annuity contracts.

     4. The monthly reinsurance premium shall be due and payable as described in
Article VI. The total reinsurance premium in any month shall equal at least $1,500.

     5. The reinsurance premium rates described above shall remain in effect as long as the death benefit design, the contract fees, the mortality and expense charges, the administration fees, and the surrender charges in effect at the inception of this Agreement remain unchanged.

                                   ARTICLE VI

                           Reinsurance Administration

     1. Within 30 days of the end of each calendar month, the Company will furnish Swiss Re Life & Health a separate electronic report for each Guaranteed Minimum Death Benefit design specified in Exhibit A, valued as of the last day of that month. Each report will indicate for all inforce annuities reinsured hereunder:

               a) Annuitant's name, sex, date of birth, issue age and social security number

               b) Owner's name, sex, date of birth, issue age and social security number

               c)   Contract number

               d)   Contract issue date

               e)   Contract form number

               f)   Tax status

               g) Current contract value in total and by funding vehicle, if any

               h)   Current cash surrender value

               i)   Cumulative net considerations

               j)   Current Minimum Guaranteed Death Benefit

               k)   Current contract death benefit

               l)   Current contract mortality risk amount

     2. Additionally, within 30 days of the end of each calendar month, the Company will furnish Swiss Re Life & Health with a separate seriatim termination report, indicating the following:

               a)   Termination by death, including cause of death

               b)   Termination by lapse

               c)   Termination by annuitization

     3. Additionally, within 30 days of the end of each calendar month, the Company will furnish Swiss Re Life & Health a separate paper report summarizing the following data:

               a)   Reinsurance premiums due Swiss Re Life & Health

               b)   Death claim reimbursements due the Company

               c)   Total number of contracts reinsured

               d)   Total current contract value

               e)   Total cumulative net considerations

               f)   Total current Guaranteed Minimum Death Benefit

               g)   Total current death benefit

               h)   Total current mortality risk amount

     4. If the net balance is due Swiss Re Life & Health, the amount due shall be remitted with the report statement. If the net balance is due the Company, Swiss Re Life & Health shall remit the amount to the Company within 10 days of the receipt of the report.

                                   ARTICLE VII

                              Settlement of Claims

     1. The claims that are eligible for reimbursement are only those that the Company is required to pay on deaths that occur on or after the effective date of this Agreement.

     2. In the event the Company provides satisfactory proof of claim to Swiss Re Life & Health, claim settlements made by the Company shall be unconditionally binding on Swiss Re Life & Health.

     3. The death claim reimbursed by Swiss Re Life & Health shall be determined as of the date due proof of death is received at the Company's Annuity Service office.

     4. Within 30 days of the end of each month, the Company shall notify Swiss Re Life & Health of the reinsured death benefits paid in that month and Swiss Re Life & Health will reimburse the Company, as provided in Article VI, for the reinsured benefits.

     5. Settlement by Swiss Re Life & Health shall be in a lump sum regardless of the mode of payment made by the Company to the beneficiary.

                                  ARTICLE VIII

                                  Tax Credits

     1. Swiss Re Life & Health shall not reimburse the Company for state premium taxes.

                                   ARTICLE IX

                             Regulatory Compliance

     1. Swiss Re Life & Health agrees to comply with all regulatory directives required to permit the Company to receive statutory reserve credit for the reinsurance ceded under this Agreement.

     2. The Company warrants that it has secured all necessary federal and state licenses and approvals, and that it is operating in compliance with federal investment laws and state investment and insurance laws and regulations.

                                   ARTICLE XI

                                   Insolvency

     1. In the event of the insolvency of the Company, all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by Swiss Re Life & Health directly to the Company or to its liquidator, receiver, or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured without diminution because of the insolvency of the Company. It is understood, however, that in the event of the insolvency of the Company, the liquidator, receiver or statutory successor of the insolvent Company shall give written notice of the pendency of a claim against the insolvent Company on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that, during the pendency of such claim, Swiss Re Life & Health may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or to its liquidator, receiver or statutory successor.

     2. It is further understood that the expense thus incurred by Swiss Re Life & Health shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by Swiss Re Life & Health. Where two or more assuming insurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Reinsurance Agreement as though such expense had been incurred by the Company.

     3. In the event of the insolvency of Swiss Re Life & Health and the appointment of receivers therefor, the liability of Swiss Re Life & Health shall not terminate but shall continue with respect to the reinsurance ceded to Swiss Re Life & Health by the Company prior to the date of such insolvency or appointment.

                                   ARTICLE XII

                                   Arbitration

     1. In the event of any difference arising hereafter between the contracting parties with reference to any transaction under this Agreement, the same shall be referred to three arbitrators who must be current or former executive officers of life insurance or life reinsurance companies other than the two parties to this Agreement or their affiliates, each of the contracting companies to appoint one of the arbitrators and such two arbitrators to select the third. If either party refuses or neglects to appoint an arbitrator within 60 days after receipt of the written request for arbitration, the other party may appoint a second arbitrator.

     2. If the two arbitrators fail to agree on the selection of a third arbitrator within 60 days of their appointment, each of them shall name three individuals, of whom the other shall decline two, and the decision shall be made by drawing lots.

     3. The arbitrators shall consider this Reinsurance Agreement not merely as a legal document but also as a gentlemen's agreement. In resolving the dispute, the arbitrators will give full consideration to the customs and practices of the life insurance and life reinsurance industry, insofar as they are not in conflict with the specific terms of this Agreement. The arbitrators shall decide by a majority vote. There shall be no appeal from their written decision.

     4. Unless the arbitrators decide otherwise, each party shall bear the expense of its own arbitration, including its arbitrator and outside attorney fees, and shall jointly and equally bear with the other party the expense of the third arbitrator. Any remaining costs of the arbitration proceedings shall be apportioned by the Board of Arbitrators.

                                  ARTICLE XIII

                        Right of Offsetting Balances Due

     1. The Company and Swiss Re Life & Health shall have, and may exercise at any time, the right to offset any balance or balances due one party to the other, its successors or assigns, against balances due the other party under this Agreement or under any other Agreements or Contracts previously or subsequently entered into between the Company and Swiss Re Life & Health. This right of offset shall not be affected or diminished because of insolvency of either party to this Agreement.

                                  ARTICLE XIV

                          Contract and Program Changes

     1. The Company may amend, substitute, add or delete variable investment funds to the (separate accounts/underlying investment funds) supporting the annuity contract as described in the contract general provisions. No such change will be made by the Company without prior notification to Swiss Re Life & Health and without the prior approval of the Securities and Exchange Commission, if necessary. The Company agrees to maintain at all times a satisfactory selection of core investment options with characteristics similar to those listed in Exhibit B.

     2. The Company will also give Swiss Re Life & Health advance notice of any other changes to its annuity product design, its fees and charges, its distribution systems and/or methods, or the additions of any riders to any contract form reinsured hereunder.

     3. Should any such change result in a material increase in the reinsured net amount at risk and/or material decrease in the reinsurance premiums due, Swiss Re Life & Health shall have the right to modify any of the terms of this Agreement.

                                   ARTICLE XV

                                  Federal Taxes

     1. The Company and Swiss Re Life & Health hereby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective as of the Effective Date of this Agreement and for all subsequent taxable years for which this Agreement remains in effect.

          (a) The term "party" will refer to either the Company or Swiss Re Life & Health, as appropriate.

          (b) The terms used in this Article are defined by reference to Regulation 1.848-2 in effect December 1992.

          (c) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

          (d) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

          (e) The Company will submit a schedule to Swiss Re Life & Health by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement stating that the Company will report such net consideration in its tax return for the preceding calendar year.

          (f) Swiss Re Life & Health may contest such calculation by providing an alternative calculation to the Company by June 1. If Swiss Re Life & Health does not so notify the Company, the Company will report the net consideration as determined by the Company in the Company's tax return for the previous calendar year.

          (g) If Swiss Re Life & Health contests the Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount by July 1. If the Company and Swiss Re Life & Health reach agreement on an amount of the net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

     2. Swiss Re Life & Health and the Company represent and warrant that they are subject to U.S. taxation under Subchapter L of Chapter 1 of the Internal Revenue Code.

                                   ARTICLE XVI

                              Parties to Agreement

     1. This Agreement is an indemnity reinsurance agreement solely between the Company and Swiss Re Life & Health. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between Swiss Re Life & Health and the annuitant, owner, beneficiary or any other party under any contracts of the Company which may be reinsured hereunder, and the Company shall be and remain solely liable to such parties under such contracts reinsured hereunder.

                                  ARTICLE XVII

                                Entire Agreement

     1. This Agreement shall constitute the entire agreement between the parties with respect to business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement and any change or modification of this Agreement shall be null and void unless made by amendment to the Agreement and signed by both parties.

                                  ARTICLE XVIII

                              Duration of Agreement

     1. This Agreement shall be unlimited as to its duration but may be reduced or terminated as provided in this Article, below.

     2. Upon 180 days written notice, either the Company or Swiss Re Life & Health may cancel this Agreement for new business any time on or after the third anniversary of this Agreement.

     3. Any time on or after the fifteenth anniversary of this Agreement, the Company may, upon 90 days written notice, irrevocably elect to cancel the reinsurance in force under this Agreement, provided the loss carryforward, calculated as described in Exhibit C of this Agreement, is non-negative. Upon election, the reinsurance shall be recaptured at a constant rate by reducing the quota share percentage set forth in Article I, paragraph 1, by 1.39% per month. The reduction shall begin in the month of election and continue for 36 consecutive months. The quota share percentage will then be equal to 0% and the reinsurance ceded hereunder will be fully recaptured and this Agreement shall then be terminated.

     4. Should the Company fail to pay reinsurance premiums when due, Swiss Re Life & Health may give the Company thirty (30) days notice, after reinsurance premiums are ninety (90) days or more in arrears, that reinsurance coverage on the affected reinsurance is suspended. The reinsurance coverage will be reinstated at the option of Swiss Re Life & Health upon receipt of all the overdue premiums. However, Swiss Re Life & Health shall have no liability for claims that occur during a period of suspension. Also, suspension of reinsurance coverage shall not relieve the Company of liability for premiums due Swiss Re Life & Health.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE LIFE INSURANCE COMPANY OF VIRGINIA


By: /s/ Jerry Marx                            Attest: /s/ Bruce E. Baker
    --------------                                    --------------------------
Title: VP                                     Title: VP + Actuary
Date:  11/6/97                                Date:  11/11/97


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ Michael W. Pado                       Attest: /s/ Julia Cornely
    --------------------                              --------------------------
Title: Vice President                         Title: Reinsurance Service Officer
Date:  November 24, 1997                      Date:  November 24, 1997

                                                                Swiss Re America

                                    EXHIBIT A

                Variable Annuities Covered Under This Agreement

I.   Contract Form Numbers

     CVA Plus - Form # P1143-4/94

II.  Issue Dates:

     Policies issued on and after August 1, 1997

III. GMDB Reinsured:

     Standard - Six Year Ratchet

     Enhanced Benefit 1 - Greater of an annual ratchet to attained age 80; GMDB frozen thereafter and the Standard benefit.

     Enhanced Benefit 2   Greater of 6% roll-up to attained age 80; GMDB frozen
                          thereafter and the Standard benefit.

     Standard Benefit for Issue Ages 81-85 - Return of premium.

     Enhanced Benefit 3 - Greater of Enhanced Benefit 1, Enhanced Benefit 2 and
                          the Standard benefit.

                                    EXHIBIT B

                                Investment Funds

Alger American Small Capitalization Portfolio
Alger American Growth Portfolio

Fidelity Advisor VIP Equity Income Portfolio
Fidelity Advisor VIP Growth Portfolio
Fidelity Advisor VIP Overseas Portfolio
Fidelity Advisor VIP Asset Manager Portfolio
Fidelity Advisor VIP Contrafund Portfolio
Fidelity Advisor VIP Growth Income Portfolio
Fidelity Advisor VIP Growth Opportunities Portfolio

Federated Utility Fund II
Federated High Income Bond Fund II
Federated American Leaders Fund II

GE Investments Money Market Fund
GE Investments Real Estate Securities Fund
GE Investments Global Income Fund
GE Investments S&P 500 Index Fund
GE Investments Value Equity Fund
GE Investments International Equity Fund
GE Investments Government Securities Fund
GE Investments Total Return Fund

Janus Aspen Balanced Portfolio
Janus Aspen Flexible Income Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Aggressive Growth Portfolio
Janus Aspen Worldwide Growth Portfolio
Janus Aspen International Growth Portfolio
Janus Aspen Capital Appreciation Portfolio

Oppenheimer High Income Fund
Oppenheimer Bond Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer Multiple Strategies Fund

PBHG Large Cap Growth
PBHG Growth II

                                    ARTICLE X

                             Inspection of Records

     1. Swiss Re Life & Health shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the Company all records referring to reinsurance ceded to Swiss Re Life & Health.

                                    EXHIBIT C
                           Loss Carryforward Formula

t                =   current month

EAV//t//         =   Sum total of Swiss Re Life & Health's quota share
                     percentage of account values at end of month t

Avg. AV//t//     =   50% of (EAV//t-1// + EAV//t//)

EGMDB//t//       =   Sum total of Swiss Re Life & Health's quota share
                     percentage of guaranteed minimum death benefits at end of month t

Avg. GMDB//t//   =       50% of (EGMDB//t-1// + EGMDB//t//)
                     ---

APR              =   annualized premium rate for each product combination

MPR              =   Monthly premium rate for each product combination
                 =   (APR/12)

RP//t//          =   Reinsurance premiums due at end of month t
                 =   150% DBR//(t-1)//, subject to:
                     Min. = MPR x Minimum multiple x greater of (Avg. AV//t//) or (100% of Avg. GMDB//t//)
                     Max. = MPR x Maximum multiple x greater of (Avg. Av//t//) or (100% of Avg. GMDB//t//)

Min. Multiple    =   1.0000

Max. Multiple    =   1.0000

RP//l//          =   MPR x greater of (Avg. AV//1//,) or (Avg. GMDB//1//)

DBR//t//         =   Death benefit recoveries in month t
                 =   Sum of individual reinsured variable net risk amounts
                     reimbursed upon death

DBR//o//         =   0

AdjP//t//        =   Adjusted profit for all products reinsured hereunder for
                     month t
                 =   RP//t//-DBR//t//-MEC//t//-CHGRES//t//+CFWD//t//

AdjP//o//        =   0

AdjP//Y//        =   Adjusted profit for calendar year y

CHGRES//t//      =   Change in reinsurance reserves for month t

MEC//t//         =   Monthly expense charge for month t, applied to average
                     aggregate account value over the month
                 =   (2.0 basis points/12) x Avg. AV//t//

CFWD//t//        =   Carryforward from month (t-1), adjusted for interest
                 =   AdjP//t-1// x (1 + CIR//t//)

CIR//t//         =   Carryforward interest rate for month t
                 =   (Avg. U.S. Treasury bill rate for month t + 2.0%)/12

                                 AMENDMENT NO. I

                     To the Automatic Reinsurance Agreement

                                   Between the

                  GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of June, 1998, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that

A. Effective from inception of this Agreement, the 1st day of June, 1998, Exhibit A, Variable Annuities Covered Under This Agreement, Paragraph III, Guaranteed Minimum Death Benefit Design, is expanded as attached to describe the treatment of withdrawals, and

B. Effective the 12th day of October, 1998, Exhibit B, Investment Funds, is expanded as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.


GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK


By:   /s/ Jerry Marx                   Attest: /s/ Bruce E. Baker
      ------------------------------           ---------------------------------
Title: VP                              Title:  VP + Actuary
Date:  2/12/99                         Date:   3/10/99


SWISS RE LIFE & HEALTH AMERICA INC.


By:   /s/ Illegible                    Attest: /s/ Julia Cornely
      ------------------------------           ---------------------------------
Title: Actuary                         Title:  Reinsurance Services Officer
Date:  3/3/99                          Date:   3/10/99

                                    EXHIBIT A

                Variable Annuities Covered Under This Agreement

I.   Contract Data for New York Issues Only

     Product Name                     GELACNY Variable Annuity
     Contract Form Number             NY1066 6/97

II.  Issue Dates Covered

     Contracts issued on or after June 1, 1998

III. Guaranteed Minimum Death Benefit Design

     Standard Benefit for Issue Ages 0-80
     Six Year Reset, adjusted proportionately for withdrawals.

     Standard Benefit for Issue Ages 81-85
     Return of Premium, adjusted proportionately for withdrawals.

                                    EXHIBIT B

                                Investment Funds

GE Capital Life Separate Account II

   The Alger American Fund
      Alger American Small Capitalization Portfolio
      Alger American Growth Portfolio

   Fidelity Variable Insurance Products Fund
      Equity - Income Portfolio
      Growth Portfolio
      Overseas Portfolio

   Fidelity Variable Insurance Products Fund II
      Asset Manager Portfolio
      Contrafund Portfolio

   Fidelity Variable Insurance Products Fund III
      Growth & Income Portfolio
      Growth Opportunities Portfolio

   Federated Insurance Series
      Federated Utility Fund II
      Federated High Income Bond Fund II
      Federated American Leaders Fund II

   Janus Aspen Series
      Balanced Portfolio
      Flexible Income Portfolio
      Growth Portfolio
      Aggressive Growth Portfolio
      Worldwide Growth Portfolio
      International Growth Portfolio
      Capital Appreciation Portfolio

   GE Investments Funds Inc.
      Money Market Fund
      Income Fund
      S&P 500 Index Fund
      Total Return Fund
      International Equity Fund
      Real Estate Securities Fund
      Global Income Fund
      Value Equity Fund
      U. S. Equity Fund

                                    EXHIBIT B

   Oppenheimer Variable Account Funds
      Oppenheimer High Income Fund
      Oppenheimer Bond Fund
      Oppenheimer Aggressive Growth Fund
      Oppenheimer Growth Fund
      Oppenheimer Multiple Strategies Fund

   PBHG Insurance Series Fund, Inc.
      Growth II Portfolio
      Large Cap Growth Portfolio

   Goldman Sachs Asset Management, Inc.
      Goldman Sachs Growth and Income Fund
      Goldman Sachs Mid Cap Equity Fund

   Salomon Brothers Variable Series
      Salomon Brothers Variable Investors Fund      (added October 12, 1998)
      Salomon Brothers Variable Total Return Fund   (added October 12, 1998)
      Salomon Brothers Variable Strategic Bond Fund (added October 12, 1998)

                                 AMENDMENT NO.II

                     To the Automatic Reinsurance Agreement

                                    Between

                     THE LIFE INSURANCE COMPANY OF VIRGINIA

                                      And

                       SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1997, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that:

A. Effective the 1st day of August, 1997, Article I, Scope of Agreement, is amended from inception date to delete paragraph 2. No basis point limit shall apply, and

B. Effective the 12th day of October, 1998, Exhibit A, Variable Annuities Covered Under This Agreement, is amended as attached, to add a new Contract Form Number, and to revise for new issues the Guaranteed Minimum Death Benefit Design Reinsured, and

C. Effective the 12th day of October, 1998, Exhibit B, Investment Funds, is expanded as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.


THE LIFE INSURANCE COMPANY OF VIRGINIA


By: /s/ Jerry Marx                      Attest: /s/ Bruce E. Baker
   ------------------------                    ------------------------
Title: VP                               Title:  VP + Actuary
Date:  2/12/99                          Date:   2/18/99


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ Illegible                       Attest: /s/ Illegible
   ------------------------                    ------------------------
Title: Actuary                          Title:  Reinsurance Services Officer
Date:  3/3/99                           Date:   3/3/99

                                    EXHIBIT A

                Variable Annuities Covered Under This Agreement

I.   Contract Form Numbers

     CVA Plus - Form # P1143-4/94

     CVA Plus - Form # P1150 10/985 (added to Agreement October 12, 1998)

II.  Issue Dates:

     Policies issued on and after August 1, 1997

III. *Guaranteed Minimum Death Benefit Design Reinsured:

     Standard Benefit
     Six Year Ratchet.
     For Issue Ages 81-85 the Standard Benefit equals the Return of Premium.

     Enhanced Benefit 1
     Greater of an Annual Ratchet to attained age 80; GMDB frozen thereafter, and The Standard Benefit.

     Enhanced Benefit 2
     Greater of 6% Roll-Up to attained age 80; GMDB frozen thereafter, and The Standard Benefit.

     Enhanced Benefit 3
     Greatest of Enhanced Benefit 1, Enhanced Benefit 2 and the Standard
     Benefit.

     *Effective for new issues commencing October 12, 1998, all death benefit calculations shall be adjusted proportionately for withdrawals.

                                    EXHIBIT B

                                Investment Funds

Alger American Small Capitalization Portfolio
Alger American Growth Portfolio

Fidelity Advisor VIP Equity Income Portfolio
Fidelity Advisor VIP Growth Portfolio
Fidelity Advisor VIP Overseas Portfolio
Fidelity Advisor VIP Asset Manager Portfolio
Fidelity Advisor VIP Contrafund Portfolio
Fidelity Advisor VIP Growth Income Portfolio
Fidelity Advisor VIP Growth Opportunities Portfolio

Federated Utility Fund II
Federated High Income Bond Fund II
Federated American Leaders Fund II

GE Investments Money Market Fund
GE Investments Real Estate Securities Fund
GE Investments Global Income Fund
GE Investments S&P 500 Index Fund
GE Investments Value Equity Fund
GE Investments International Equity Fund
GE Investments Government Securities Fund
GE Investments Total Return Fund
GE Investments US Equity Fund                         (added May 1, 1998)

Janus Aspen Balanced Portfolio
Janus Aspen Flexible Income Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Aggressive Growth Portfolio
Janus Aspen Worldwide Growth Portfolio
Janus Aspen International Growth Portfolio
Janus Aspen Capital Appreciation Portfolio

Oppenheimer High Income Fund
Oppenheimer Bond Fund
Oppenheimer Capital Appreciation Fund                 (name changed to
                                                      Oppenheimer Aggressive
                                                      Growth Fund as of
                                                      May 1, 1998)

Oppenheimer Growth Fund
Oppenheimer Multiple Strategies Fund

PBHG Large Cap Growth
PBHG Growth II

Goldman Sachs GSF Growth and Income Fund              (added May 1, 1998)
Goldman Sachs Mid Cap Equity Fund                     (added May 1, 1998)

Salomon Brothers Variable Investors Fund              (added October 12, 1998)
Salomon Brothers Variable Total Return Fund           (added October 12, 1998)
Salomon Brothers Variable Strategic Bond Fund         (added October 12, 1998)

                                AMENDMENT NO. III

                     To the Automatic Reinsurance Agreement

                                     Between

                     THE LIFE INSURANCE COMPANY OF VIRGINIA

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1997, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that:

A. Effective the 1st day of January, 1999, THE LIFE INSURANCE COMPANY OF VIRGINIA changed its name to GE LIFE AND ANNUITY INSURANCE COMPANY. All references in this Agreement to the Company are hereby understood to mean GE Life and Annuity Insurance Company. This name change does not alter or modify the terms and conditions of this Agreement, and

B. This Agreement is hereby expanded to provide reinsurance terms for the Pacific Corinthian Exchange Program effective the 1st day of May, 1998, and for the Extra Credit Variable Annuity, Enhanced Benefit Design, effective the 1st day of February, 1999, and shall result in the following revisions as they pertain to these products only:

          (i) Article I, Scope of Agreement, Paragraph 1, the quota share percentage reinsured is revised as attached, and

          (ii) Swiss Re Life & Health's maximum liability per life shall be One Million Dollars ($1,000,000) without adjustment for the reinsurance quota share percentage. Specifically, this revision applies to Article I, Scope of Agreement, Paragraph 3, Article IV, Mortality Net Amount at Risk,

               Paragraph 1, and Article V, Reinsurance Premiums, Paragraph 3, as attached.

          (iii) Article V, Reinsurance Premiums, Paragraph 1, is expanded as attached, and

          (iv) Exhibit A, Variable Annuities Covered Under This Agreement, is expanded as attached.

                                    ARTICLE I

                               Scope of Agreement

     1. On and after the 1st day of August, 1997, the Company will automatically reinsure with Swiss Re Life & Health, and Swiss Re Life & Health will automatically accept, a quota share specified in Exhibit A of the mortality net amount at risk, as defined in Article IV, generated prior to annuitization or complete surrender by the contract owner, by the Guaranteed Minimum Death Benefit provisions within the variable annuity contracts issued by the Company as set forth in Exhibit A.

     3. Swiss Re Life & Health's maximum liability on any one life reinsured hereunder shall be One Million Dollars ($1,000,000), as specified in Article IV of this Agreement.

                                   ARTICLE IV

                          Mortality Net Amount At Risk

     1. The mortality net amount at risk for each variable annuity contract reinsured hereunder shall be calculated as of the last day of each calendar month and shall be equal to the contractual option GMDB less the account value of the annuity, up to a maximum of One Million Dollars ($1,000,000) per life. The death benefit and the contract value shall be as described in the variable annuity contract forms specified in Exhibit A.

                                    ARTICLE V

                              Reinsurance Premiums

     1. All existing provisions contained within this Paragraph continue to apply, with the addition of the current monthly premium rates, in basis points, for the following products and issue ages:

          Pacific Corinthian Exchange Program

               Issue Ages   Current Reinsurance Premium
               0-80          1.9167

          Extra Credit - Enhanced Benefit Design

               Issue Ages   Current Reinsurance Premium
               0-75          3.8333

     3. The total reinsurance premium shall be reduced by the ratio of the sum of the mortality net amount at risk in excess of $1 million on any lives reinsured hereunder to Swiss Re Life & Health's share of the total mortality net amount at risk on all variable annuity contracts.

                                    EXHIBIT A

                Variable Annuities Covered Under This Agreement

I.   Contract Form Numbers and Issue Dates

     Form Number                              Policies Issued On and After

     CVA Plus - Form # P1143-4/94             August 1, 1997

     CVA Plus - Form # P1150 10/985           October 12, 1998

     Pacific Corinthian -- Form #P1140 1/99   May 1, 1998

     Extra Credit - Form #P1152 1/99          February 1, 1999

II.  Quota Share Percentage Reinsured

     Product                                  Quota Share Percentage

     CVA Plus                                          50%

     Pacific Corinthian Exchange Program              100%

     Extra Credit - Enhanced Benefit                   50%

III. *Guaranteed Minimum Death Benefit Design Reinsured:

     CVA Plus Standard Benefit
     Six Year Ratchet.
     For Issue Ages 81-85 the Standard Benefit equals the Return of Premium.

     CVA Plus Enhanced Benefit 1
     Greater of an Annual Ratchet to attained age 80; GMDB frozen thereafter, and The Standard Benefit.

     CVA Plus Enhanced Benefit 2
     Greater of 6% Roll-Up to attained age 80; GMDB frozen thereafter, and The Standard Benefit.

     CVA Plus Enhanced Benefit 3
     Greatest of Enhanced Benefit 1, Enhanced Benefit 2 and the Standard
     Benefit.

     Pacific Corinthian Exchange Program
     Six Year Ratchet to attained age 80; GMDB frozen thereafter.

     Extra Credit Enhanced Benefit
     Greater of 6% Roll-Up to attained age 80 (capped at 200% of premium); GMDB frozen thereafter, and the Standard Benefit.

     *Effective for new issues commencing October 12, 1998, all death benefit calculations shall be adjusted proportionately for withdrawals.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

GE LIFE AND ANNUITY INSURANCE COMPANY


By: /s/ Jerry Marx                      Attest: /s/ Bruce E. Baker
    ----------------------------                --------------------------------
Title: VP                               Title:  VP + Actuary
Date:  4/29/99                          Date:   4/30/99


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ Illegible                       Attest: /s/ Julia Cornely
    ----------------------------                --------------------------------
Title: VP                               Title:  2nd VP
Date:  8/11/99                          Date:   9/1/99

                                 AMENDMENT NO. I

                     To the Automatic Reinsurance Agreement

                                     Between

                     THE LIFE INSURANCE COMPANY OF VIRGINIA

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1997, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of May, 1998, Exhibit B, Investment Funds, is expanded and revised as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE LIFE INSURANCE COMPANY OF VIRGINIA


By: /s/ Jerry Marx                      Attest: /s/ Bruce E. Baker
    ----------------------------                --------------------------------
Title: VP                               Title:  VP + Actuary
Date:  July 18, 1998                    Date:   7/26/98


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ Michael W. Pado                 Attest: /s/ Julia Cornely
    ----------------------------                --------------------------------
Title: Vice President NTP               Title:  Reinsurance Services Officer
Date:  August 10, 1998                  Date:   August 11, 1998

                                    EXHIBIT B

                                Investment Funds

Alger American Small Capitalization Portfolio
Alger American Growth Portfolio

Fidelity Advisor VIP Equity Income Portfolio
Fidelity Advisor VIP Growth Portfolio
Fidelity Advisor VIP Overseas Portfolio
Fidelity Advisor VIP Asset Manager Portfolio
Fidelity Advisor VIP Contrafund Portfolio
Fidelity Advisor VIP Growth Income Portfolio
Fidelity Advisor VIP Growth Opportunities Portfolio

Federated Utility Fund II
Federated High Income Bond Fund II
Federated American Leaders Fund II

GE Investments Money Market Fund
GE Investments Real Estate Securities Fund
GE Investments Global Income Fund
GE Investments S&P 500 Index Fund
GE Investments Value Equity Fund
GE Investments International Equity Fund
GE Investments Government Securities Fund
GE Investments Total Return Fund
GE Investments US Equity Fund                      (added May 1, 1998)

Janus Aspen Balanced Portfolio
Janus Aspen Flexible Income Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Aggressive Growth Portfolio
Janus Aspen Worldwide Growth Portfolio
Janus Aspen International Growth Portfolio
Janus Aspen Capital Appreciation Portfolio

Oppenheimer High Income Fund
Oppenheimer Bond Fund
Oppenheimer Capital Appreciation Fund              (name changed to Oppenheimer
                                                   Aggressive Growth Fund as of
                                                   May 1, 1998)
Oppenheimer Growth Fund
Oppenheimer Multiple Strategies Fund

PBHG Large Cap Growth
PBHG Growth II

Goldman Sachs GSF Growth and Income Fund           (added May 1, 1998)
Goldman Sachs Mid Cap Equity Fund                  (added May 1, 1998)

                                 ADDENDUM NO. 5

         To the Automatic Reinsurance Agreement referred to as SBA280-94

                                     Between

                     THE LIFE INSURANCE COMPANY OF VIRGINIA

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1994, amendments and addenda attached thereto, shall apply, and this Addendum is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 12th day of October, 1998, Exhibit A-II, List of Funds, is expanded, as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE LIFE INSURANCE COMPANY OF VIRGINIA


By: /s/ Jerry Marx                         Attest: /s/ Bruce E. Baker
    -----------------------------                  -----------------------------
Title: V.P.                                Title: VP + Actuary
Date:  2/12/99                             Date:  3/10/99


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ Illegible                          Attest: /s/ Julia Cornely
    -----------------------------                  -----------------------------
Title: Illegible                           Title: Reinsurance Service Officer
Date:  3/3/99                              Date:  53/3/99

                                  EXHIBIT A-II

                                  List of Funds

Alger American Small Capitalization Portfolio
Alger American Growth Portfolio

Fidelity Advisor VIP Equity Income Portfolio
Fidelity Advisor VIP Growth Portfolio
Fidelity Advisor VIP Overseas Portfolio
Fidelity Advisor VIP Asset Manager Portfolio
Fidelity Advisor VIP Contrafund Portfolio
Fidelity Advisor VIP Growth Income Portfolio
Fidelity Advisor VIP Growth Opportunities Portfolio

Federated Utility Fund II
Federated High Income Bond Fund II
Federated American Leaders Fund II

GE Investments Money Market Fund **
GE Investments Real Estate Securities Fund
GE Investments Global Income Fund
GE Investments S&P 500 Index Fund
GE Investments Value Equity Fund
GE Investments International Equity Fund
GE Investments Government Securities Fund
GE Investments Total Return Fund
GE Investments US Equity Fund                      (added May 1, 1998)

Janus Aspen Balanced Portfolio
Janus Aspen Flexible Income Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Aggressive Growth Portfolio
Janus Aspen Worldwide Growth Portfolio
Janus Aspen International Growth Portfolio
Janus Aspen Capital Appreciation Portfolio

Oppenheimer High Income Fund
Oppenheimer Bond Fund
Oppenheimer Capital Appreciation Fund              (name changed to Oppenheimer
                                                   Aggressive Growth Fund as of
                                                   May 1, 1998)
Oppenheimer Growth Fund
Oppenheimer Multiple Strategies Fund

PBHG Large Cap Growth
PBHG Growth II

                                  EXHIBIT A-II

Goldman Sachs GSF Growth and Income Fund                (added May 1, 1998)
Goldman Sachs Mid Cap Equity Fund                       (added May 1, 1998)

Salomon Brothers Variable Investors Fund                (added October 12, 1998)
Salomon Brothers Variable Total Return Fund             (added October 12, 1998)
Salomon Brothers Variable Strategic Bond Fund           (added October 12, 1998)

     Notes:

     **Increase in guaranteed Minimum Death Benefit Rider amount associated with investments in these portfolios is limited to the extent that net return after separate account charges is less than 6% annual in any valuation period. Maximum increase in any valuation period is 6% annual.

                                 ADDENDUM NO. 4

         To the Automatic Reinsurance Agreement referred to as SBA280-94

                                     Between

                     THE LIFE INSURANCE COMPANY OF VIRGINIA

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1994, amendments and addenda attached thereto, shall apply, and this Addendum is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of January, 1999, THE LIFE INSURANCE COMPANY OF VIRGINIA changed its name to GE LIFE AND ANNUITY INSURANCE COMPANY. All references in this Agreement to the Company are hereby understood to mean GE Life and Annuity Insurance Company. This name change does not alter or modify the terms and conditions of this Agreement.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE LIFE INSURANCE COMPANY OF VIRGINIA


By: /s/ Jerry Marx                          Attest: /s/ Bruce E. Baker
    -----------------------                         ----------------------------
Title: VP                                   Title:  VP + Actuary
Date: 4/29/99                               Date:   4/30/99


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ Illegible                           Attest: /s/ Julia Cornely
    -----------------------                         ----------------------------
Title: VP                                   Title:  2nd VP
Date: 8/11/99                               Date:   9/1/99

                                 ADDENDUM NO. 3

         To the Automatic Reinsurance Agreement referred to as SBA280-94

                                     Between

                     THE LIFE INSURANCE COMPANY OF VIRGINIA

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1994, amendments and addenda attached thereto, shall apply, and this Addendum is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of May, 1998, Exhibit A-II, List of Funds, is expanded, revised and replaced as attached, to reflect the current fund offerings.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE LIFE INSURANCE COMPANY OF VIRGINIA


By: /s/ Jerry Marx                          Attest: /s/ Bruce E. Baker
    -----------------------                         ----------------------------
Title: VP                                   Title:  Illegible
Date: 7/18/98                               Date:   7/26/98


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ Michale W. Pado                     Attest: /s/ Julia Cornely
    -----------------------                         ----------------------------
Title: Vice President - NTP                 Title:  Reinsurance Services Officer
Date: August 10, 1998                       Date:   August 11, 1998

                                  EXHIBIT A-II

                                  List of Funds

Alger American Small Capitalization Portfolio
Alger American Growth Portfolio

Fidelity Advisor VIP Equity Income Portfolio
Fidelity Advisor VIP Growth Portfolio
Fidelity Advisor VIP Overseas Portfolio
Fidelity Advisor VIP Asset Manager Portfolio
Fidelity Advisor VIP Contrafund Portfolio
Fidelity Advisor VIP Growth Income Portfolio
Fidelity Advisor VIP Growth Opportunities Portfolio

Federated Utility Fund II
Federated High Income Bond Fund II
Federated American Leaders Fund II

GE Investments Money Market Fund**
GE Investments Real Estate Securities Fund
GE Investments Global Income Fund
GE Investments S&P 500 Index Fund
GE Investments Value Equity Fund
GE Investments International Equity Fund
GE Investments Government Securities Fund
GE Investments Total Return Fund
GE Investments US Equity Fund                         (added May 1, 1998)

Janus Aspen Balanced Portfolio
Janus Aspen Flexible Income Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Aggressive Growth Portfolio
Janus Aspen Worldwide Growth Portfolio
Janus Aspen International Growth Portfolio
Janus Aspen Capital Appreciation Portfolio

Oppenheimer High Income Fund
Oppenheimer Bond Fund
Oppenheimer Capital Appreciation Fund                 (name changed to
                                                      Oppenheimer Aggressive
                                                      Growth Fund as of
                                                      May 1, 1998)

Oppenheimer Growth Fund
Oppenheimer Multiple Strategies Fund

PBHG Large Cap Growth
PBHG Growth II

                                  EXHIBIT A-II
                            List of Funds (Continued)

Goldman Sachs GSF Growth and Income Fund              (added May 1, 1998)
Goldman Sachs Mid Cap Equity Fund                     (added May 1, 1998)

     Notes:

     **Increase in guaranteed Minimum Death Benefit Rider amount associated with investments in these portfolios is limited to the extent that net return after separate account charges is less than 6% annual in any valuation period. Maximum increase in any valuation period is 6% annual.

                                AMENDMENT NO. IV

                     To the Automatic Reinsurance Agreement
                                   (NA5280-97)

                                   Between the

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                       And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1997, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of May, 2000, Exhibit B, Investment Funds, is expanded, as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

GE LIFE AND ANNUITY ASSURANCE COMPANY


By: /s/ Brian W. Haynes                  Attest: /s/ Bruce E. Baker
    -------------------------------             -------------------------------
Title: Sr VP                             Title: VP
Date:  May 22, 2000                      Date:  May 22, 2000


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ Illegible                       Attest: /s/ Illegible
    -------------------------------             -------------------------------
Title: Vice President                   Title:  Vice President
Date:  April 25, 2000                   Date:   April 25, 2000

                                Investment Funds
                                  (Continued)

 Salomon Brothers Variable Investors Fund             (added October 12, 1998)
 Salomon Brothers Variable Total Return Fund          (added October 12, 1998)
 Salomon Brothers Variable Strategic Bond Fund        (added October 12, 1998)

                                 AMENDMENT NO. V

                     To the Automatic Reinsurance Agreement
                                   (NA5280-97)

                                   Between the

                      GE LIFE AND ANNUITY ASSURANCE COMPANY

                                       And

                       SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of August, 1997, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 31st day of July, 2000, the New Business facilities provided under this Agreement are closed and this Agreement is hereby terminated for New Business.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

GE LIFE AND ANNUITY ASSURANCE COMPANY


By: /s/ Brian W. Haynes                     Attest: /s/ Bruce E. Baker
    ----------------------------                    ----------------------------
Title: Sr VP                                Title: VP
Date:  May 22, 2000                         Date:  May 29, 2000


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ Illegible                           Attest: /s/ Illegible
    ----------------------------                    ----------------------------
Title: Vice President                       Title: Vice President
Date:  May 5, 2000                          Date:  May 5, 2000

                                 ADDENDUM NO. 6

         To the Automatic Reinsurance Agreement referred to as SBA280-94

                                    Between

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of July, 1994, amendments and addenda attached thereto, shall apply, and this Addendum is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of May, 2000, Exhibit A-II, List of Funds, is expanded, as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

GE LIFE AND ANNUITY ASSURANCE COMPANY


By: /s/ Brian W. Haynes                     Attest: /s/ Bruce E. Baker
    ----------------------------                    ----------------------------
Title: Sr VP                                Title: VP
Date:  May 22, 2000                         Date:  May 22, 2000


SWISS RE LIFE & HEALTH AMERICA INC.


By: /s/ Illegible                           Attest: /s/ Illegible
    ----------------------------                    ----------------------------
Title: Vice President                       Title: Vice President
Date:  April 25, 2000                       Date:  April 25, 2000

                                  EXHIBIT A-II

                                  List of Funds

Alger American Small Capitalization Portfolio
Alger American Growth Portfolio

Fidelity Advisor VIP Equity Income Portfolio
Fidelity Advisor VIP Growth Portfolio
Fidelity Advisor VIP Overseas Portfolio
Fidelity Advisor VIP Asset Manager Portfolio
Fidelity Advisor VIP Contrafund Portfolio
Fidelity Advisor VIP Growth Income Portfolio
Fidelity Advisor VIP Growth Opportunities Portfolio

Federated Utility Fund II
Federated High Income Bond Fund II
Federated American Leaders Fund II

GE Investments Money Market Fund**
GE Investments Real Estate Securities Fund
GE Investments Global Income Fund
GE Investments S&P 500 Index Fund
GE Investments Value Equity Fund
GE Investments International Equity Fund
GE Investments Government Securities Fund
GE Investments Total Return Fund
GE Investments US Equity Fund                         (added May 1, 1998)

Janus Aspen Balanced Portfolio
Janus Aspen Flexible Income Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Aggressive Growth Portfolio
Janus Aspen Worldwide Growth Portfolio
Janus Aspen International Growth Portfolio
Janus Aspen Capital Appreciation Portfolio
Janus Global Technology                               (added May 1, 2000)
Janus Golbal Technology Life Seciences                (added May 1, 2000)

Oppenheimer High Income Fund
Oppenheimer Bond Fund
Oppenheimer Capital Appreciation Fund                 (name changed to
                                                      Oppenheimer Aggressive
                                                      Growth Fund as of
                                                      May 1, 1998)

Oppenheimer Growth Fund
Oppenheimer Multiple Strategies Fund

PBHG Large Cap Growth
PBHG Growth II

                                  EXHIBIT A-II

Goldman Sachs GSF Growth and Income Fund              (added May 1, 1998)
Goldman Sachs Mid Cap Equity Fund                     (added May 1, 1998)

Salomon Brothers Variable Investors Fund              (added October 12, 1998)
Salomon Brothers Variable Total Return Fund           (added October 12, 1998)
Salomon Brothers Variable Strategic Bond Fund         (added October 12, 1998)

     Notes:

     **Increase in guaranteed Minimum Death Benefit Rider amount associated with investments in these portfolios is limited to the extent that net return after separate account charges is less than 6% annual in any valuation period. Maximum increase in any valuation period is 6% annual.